The Dreyfus Fund
Incorporated

SEMIANNUAL REPORT
June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Financial Futures

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                  Incorporated

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 1999 through June 30, 1999. Inside you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past six months have been rewarding for most equity investors. Strong economic growth, low inflation and high levels of consumer spending supported continued strength in the stocks of many large companies. Several major market indices set new records, including the Dow Jones Industrial Average's first-ever close above the 10,000 level. The broader Standard & Poor's 500 Composite Stock Price Index and the technology-laden NASDAQ Index also recorded new highs.

Beginning in April, many previously out-of-favor market sectors rallied strongly, including value-oriented stocks. At the same time, large-cap growth stocks appear to have paused in their advance. This has helped narrow the valuation gap that had developed over the past several years between the growth and value sectors of the large-cap stock market.

We appreciate your confidence over the past six months, and we look forward to your continued participation in The Dreyfus Fund Incorporated.

Sincerely,

[Stephen E. Canter signature logo]
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did The Dreyfus Fund Incorporated perform  relative to its benchmark?

For the six-month period ended June 30, 1999, The Dreyfus Fund Incorporated produced a total return of 10.56%.(1) This performance compares with a return of 12.38% for the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") for the same period.(2)

We attribute this performance to the surprisingly rapid recovery of global capital markets in the wake of last summer's decline, and to the broadening of market strength that occurred during the second half of the reporting period. The fund's underperformance compared to the S&P 500 Index, our benchmark, was due to declines in a handful of individual stocks in which we held relatively large positions.

What is the fund's investment approach?

The Dreyfus Fund Incorporated invests primarily in stocks of well-established U.S. companies that we believe, collectively, demonstrate potential to outperform the S&P 500 Index with less volatility. Our investment approach more recently has included both growth-and value-oriented stocks, while maintaining a somewhat conservative bias in favor of value. In short, we seek growth at a reasonable price.

Our disciplined investment process sifts through over 1,500 equity securities to identify the relatively small number of stocks that best meet our criteria. We start with computerized, quantitative analysis of all potential candidates, scoring each stock on a wide range of growth, valuation, leverage, earnings surprise, momentum and risk factors. Our team of experienced analysts then further narrows the field by examining the specifics of each top-ranked candidate. We observe operations, interview corporate management and conduct detailed surveys of the competitive environment, seeking catalysts likely to spark a

                                                                      The Fund 3
change in a company's market value. Armed with these analytical insights, we decide which stocks to purchase, and whether any current holdings should be sold.

The result of our approach during the recent six-month period was a portfolio of approximately 100 carefully selected stocks, the majority of which performed well. Technology was the largest contributor to the fund's positive overall performance. Innovative market leaders, such as Microsoft, International Business Machines and Cisco Systems, led the way. We also realized notably good performance from several other sectors. Many of the fund's financial industry holdings performed well, even though concerns about the effects of rising interest rates hurt the financial sector as a whole. Our above-average performance among financials was led by investments in many of the largest and best-regarded companies in the sector, such as American International Group and Citigroup. We also scored notable successes with capital goods companies, such as Honeywell and Tyco International, and communications services companies, such as MCI WorldCom and Ameritech.

What other factors influenced the fund's performance?

Of course, not every stock in the portfolio showed positive returns. Some lagged, even among our best-performing sectors. For example, despite the fund's strong overall returns in technology, two investments in particular caused us to underperform the benchmark in this sector. Specifically, Storage Technology and Compaq Computer declined by more than 40% and 50%, respectively, between February and May 1999. Because Storage Technology was not a component of the S&P 500 Index, and because the fund was overweighted in Compaq Computer compared to the benchmark, these losses helped contribute to our underperformance relative to the S&P 500 Index. Similarly, among financials, First Union was a notable underperformer.

The fund also experienced particularly weak performance from investments in consumer staples, a key value-oriented sector. Once again, a small number of individual holdings accounted for most of our underperformance. American Stores, which rose sharply last period after receiving a takeover offer, slipped during the current period as some investors took profits. Philip Morris Cos. was buffeted by tobacco-related litigation, while Clorox struggled to integrate a newly acquired company.

We   viewed  the  problems  facing  each  of  these  underperforming  stocks  as transitory, and continued to hold positions. However, we reduced our holdings somewhat in recognition that these companies were currently out of favor with the market.

What is the fund's current strategy?

As of June 30, 1999, we have been encouraged by the market's broadening base of strength. Both growth-and value-oriented stocks have performed relatively well since mid-April, whereas during the first few months of the year most of the market's gains had been concentrated among a handful of high-growth companies.

Of course, we cannot be certain that the market's positive trends will continue, but we continue to believe that investors can benefit from a conservatively managed portfolio of carefully selected stocks. Accordingly, we have adhered to our consistent, disciplined approach that seeks above-average growth while managing risk.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAINS DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                     The Fund 5


STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--99.2%                                                                   Shares                          Value ($)
--------------------------------------------------------------------------------------------------------------------------------
CONSUMER DURABLES--1.8%
Black & Decker                                                                         232,500                        14,676,562
Ford Motor                                                                             287,000                        16,197,562
General Motors                                                                         156,000                        10,296,000
Newell Rubbermaid                                                                      148,000                         6,882,000
                                                                                                                      48,052,124

CONSUMER NON-DURABLES--5.0%
Anheuser-Busch Cos.                                                                    176,000                        12,485,000
Clorox                                                                                  28,200                         3,012,112
Coca-Cola                                                                              300,000                        18,750,000
Gillette                                                                               272,000                        11,152,000
Kimberly-Clark                                                                         129,000                         7,353,000
NIKE, Cl. B                                                                            109,000                         6,901,062
PepsiCo                                                                                510,000                        19,730,625
Philip Morris Cos.                                                                     563,000                        22,625,562
Procter & Gamble                                                                       341,000                        30,434,250
                                                                                                                     132,443,611

CONSUMER SERVICES--5.5%
CBS                                                                                    176,000                         7,645,000
Cendant                                                                              1,620,000                        33,210,000
Clear Channel Communications                                                           100,000                         6,893,750
Comcast, Cl. A                                                                         172,000                         6,611,250
Disney (Walt)                                                                          488,000                        15,036,500
McDonald's                                                                             481,000                        19,871,312
MediaOne Group                                                                         221,000  (a)                   16,436,875
Time Warner                                                                            285,000                        20,947,500
Viacom, Cl. B                                                                          465,000  (a)                   20,460,000
                                                                                                                     147,112,187

CONSUMER STAPLES--.2%
Unilever, N.V. ,A.D.R.                                                                  67,000                         4,673,250

ELECTRONIC TECHNOLOGY--16.1%
Boeing                                                                                 222,000                         9,809,625
Cisco Systems                                                                          910,000  (a)                   58,695,000
Compaq Computer                                                                        495,000                        11,725,312
Dell Computer                                                                          643,000  (a)                   23,791,000
EMC                                                                                    228,000  (a)                   12,540,000
Hewlett-Packard                                                                        241,000                        24,220,500

6



COMMON STOCKS (CONTINUED)                                                              Shares                          Value ($)
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)
Intel                                                                                1,226,000                        72,947,000
International Business Machines                                                        680,000                        87,890,000
Lucent Technologies                                                                    705,000                        47,543,437
Motorola                                                                               147,000                        13,928,250
Nortel Networks                                                                        167,000  (a)                   14,497,687
Storage Technology                                                                     500,000  (a)                   11,375,000
Sun Microsystems                                                                       196,000  (a)                   13,499,500
Texas Instruments                                                                       99,000                        14,355,000
United Technologies                                                                    162,000                        11,613,375
                                                                                                                     428,430,686

ENERGY MINERALS--5.9%
BP Amoco, A.D.R.                                                                       152,000                        16,492,000
Chevron                                                                                164,000                        15,610,750
Exxon                                                                                  577,000                        44,501,125
Mobil                                                                                  274,000                        27,126,000
Royal Dutch Petroleum                                                                  700,000                        42,175,000
Texaco                                                                                 137,000                         8,562,500
USX-Marathon Group                                                                      28,600                           931,287
                                                                                                                     155,398,662
FINANCE--15.1%
Allstate                                                                               210,000                         7,533,750
American Express                                                                       108,000                        14,053,500
American General                                                                       123,000                         9,271,125
American International Group                                                           293,000                        34,299,313
Associates First Capital, Cl. A                                                        180,000                         7,976,250
Bank One                                                                               295,000                        17,570,938
Bank of New York                                                                       279,000                        10,235,812
BankAmerica                                                                            621,000                        45,527,063
CIGNA                                                                                  140,000                        12,460,000
Chase Manhattan                                                                        330,000                        28,586,250
Citigroup                                                                            1,215,000                        57,712,500
Equitable Cos.                                                                         108,000                         7,236,000
Federal Home Loan Mortgage                                                             161,000                         9,338,000
Federal National Mortgage Association                                                  245,900                        16,813,412
First Union                                                                            236,000                        11,092,000
Fleet Financial Group                                                                  202,000                         8,963,750
GE Investment Private Placement Partners 1, L.P. (Units)                                 6.128  (c)                   11,744,532

                                                                                                                     The Fund 7



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                              Shares                          Value ($)
--------------------------------------------------------------------------------

FINANCE (CONTINUED)
Household International                                                                118,000                         5,590,250
Keycorp                                                                                215,000                         6,906,875
Merrill Lynch                                                                           85,000                         6,794,688
Morgan (J.P.)                                                                           63,000                         8,851,500
Morgan Stanley Dean Witter                                                             139,000                        14,247,500
National City                                                                           86,000                         5,633,000
Schwab (Charles)                                                                        96,500                        10,602,938
Wells Fargo                                                                            590,000                        25,222,500
XL Capital, Cl. A                                                                      112,700                         6,367,550
                                                                                                                     400,630,996

HEALTH SERVICES--.3%
Columbia/HCA Healthcare                                                                350,000                         7,984,375

HEALTH TECHNOLOGY--9.4%
Abbott Laboratories                                                                    360,000                        16,380,000
American Home Products                                                                 309,000                        17,767,500
Amgen                                                                                  128,000                         7,792,000
Bristol-Myers Squibb                                                                   479,000                        33,739,563
Galen Partners II, L.P. (Units)                                                          3.468  (c)                    3,055,814
Johnson & Johnson                                                                      339,000                        33,222,000
Lilly (Eli)                                                                            319,100                        22,855,538
Medtronic                                                                               73,000                         5,684,875
Merck & Co.                                                                            611,000                        45,214,000
Pfizer                                                                                 307,500                        33,748,125
Pharmacia & Upjohn                                                                     118,000                         6,703,875
Schering-Plough                                                                        196,000                        10,388,000
Warner-Lambert                                                                         195,000                        13,528,125
                                                                                                                     250,079,415

INDUSTRIAL SERVICES--.5%
Waste Management                                                                       152,000                         8,170,000
Yorktown Energy Partners, L.P. (Units)                                                   4.754  (c)                    5,030,043
                                                                                                                      13,200,043

NON-ENERGY MINERALS--1.4%
Alcoa                                                                                  584,000                        36,135,000

PROCESS INDUSTRIES--2.2%
Dow Chemical                                                                           153,000                        19,411,875

8


COMMON STOCKS (CONTINUED)                                                              Shares                          Value ($)
--------------------------------------------------------------------------------

PROCESS INDUSTRIES (CONTINUED)
duPont (E.I.) deNemours                                                                283,000                        19,332,438
International Paper                                                                    152,000                         7,676,000
Monsanto                                                                               157,000                         6,191,688
Sealed Air                                                                             103,000  (a)                    6,682,125
                                                                                                                      59,294,126

PRODUCER MANUFACTURING--7.5%
AlliedSignal                                                                           226,000                        14,238,000
Delphi Automotive Systems                                                              109,033                         2,023,925
Emerson Electric                                                                       103,000                         6,476,125
General Electric                                                                       917,800                       103,711,400
Honeywell                                                                              111,000                        12,862,125
Illinois Tool Works                                                                     83,000                         6,806,000
Ingersoll-Rand                                                                          80,000                         5,170,000
Minnesota Mining & Manufacturing                                                       104,000                         9,041,500
Tyco International                                                                     292,000                        27,667,000
Xerox                                                                                  168,000                         9,922,500
                                                                                                                     197,918,575

RETAIL TRADE--9.0%
Albertson's                                                                            599,610                        30,917,391
CVS                                                                                    147,000                         7,460,250
Dayton Hudson                                                                          157,000                        10,205,000
Federated Department Stores                                                            240,000  (a)                   12,705,000
Gap                                                                                    210,000                        10,578,750
Home Depot                                                                             397,000                        25,581,688
K mart                                                                                 117,000  (a)                    1,923,188
Kroger                                                                                 194,000  (a)                    5,419,875
SK Equity Fund, L.P. (Units)                                                            17.146  (c)                   43,563,102
Sears, Roebuck & Co.                                                                    47,000                         2,094,438
Wal-Mart Stores                                                                      1,592,000                        76,814,000
Walgreen                                                                               374,000                        10,986,250
                                                                                                                     238,248,932

TECHNOLOGY SERVICES--6.0%
America Online                                                                         252,000  (a)                   27,846,000
Computer Associates International                                                      140,000                         7,700,000
Microsoft                                                                            1,230,000  (a)                  110,930,625
Oracle                                                                                 351,000  (a)                   13,030,875
                                                                                                                     159,507,500

                                                                                                                      The Fund 9



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                              Shares                          Value ($)
--------------------------------------------------------------------------------

TELECOMMUNICATIONS--.5%
Vodafone Group, A.D.R.                                                                  70,000                        13,790,000

TRANSPORTATION-1.0%
CNF Transportation                                                                     366,600                        14,068,275
Union Pacific                                                                          226,000                        13,178,625
                                                                                                                      27,246,900

UTILITIES--11.8%
AT&T                                                                                   746,399                        41,658,394
AT&T - Liberty Media Group, Cl.A                                                       384,000  (a)                   14,112,000
Ameritech                                                                              654,000                        48,069,000
Bell Atlantic                                                                          188,000                        12,290,500
BellSouth                                                                              526,000                        24,656,250
Coastal                                                                                883,000                        35,320,000
Enron                                                                                   84,000                         6,867,000
GTE                                                                                    388,000                        29,391,000
MCI WorldCom                                                                           448,100                        38,648,625
Sprint (Fon Group)                                                                     322,800                        17,047,875
Sprint (Pcs Group)                                                                     107,000                         6,112,375
Texas Utilities                                                                        750,000                        30,937,500
U S West                                                                               135,000                         7,931,250
                                                                                                                     313,041,769


TOTAL COMMON STOCKS
   (cost $1,967,380,636)                                                                                           2,633,188,151



                                                                                    Principal
SHORT-TERM INVESTMENTS--1.0%                                                        Amount ($)                        Value ($)
--------------------------------------------------------------------------------
Federal Home Loan Banks,
   4.60%, 7/1/1999                                                                  26,000,000                        26,000,000

U.S. Treasury Bills,
   4.67%, 9/30/1999                                                                  2,327,000  (b)                    2,299,634

TOTAL SHORT-TERM INVESTMENTS
(cost $28,299,530)                                                                                                    28,299,634
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,995,680,166)                                                 100.2%                     2,661,487,785

LIABILITIES, LESS CASH AND RECEIVABLES                                                   (.2%)                       (6,291,554)

NET ASSETS                                                                              100.0%                     2,655,196,231

(A)  NON-INCOME PRODUCING
(B)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.
(C)  SECURITIES RESTRICTED AS TO PUBLIC RESALE.  INVESTMENTS IN RESTRICTED SECURITIES WITH AN AGGREGATE MARKET VALUE OF
     $63,393,491 REPRESENT APPROXIMATELY 2.4% OF NET ASSETS:

                                                                                               Net
                                                     Acquisition            Purchase          Assets
Issuer                                                  Date                 Price ($)*        (%)               Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------
GE Investment Private Placement
     Partners I, L.P. (Units)                    5/28/91-9/13/95            1,754,341          .44            1,916,046  per unit

Galen Partners Il, L.P. (Units)                   1/28/93-1/3/97              881,146          .12              881,146  per unit

SK Equity Fund, L.P. (Units)                    12/6/92-10/30/96              749,082         1.64            2,540,433  per unit

Yorktown Energy Partners, L.P. (Units)            3/5/91-9/15/95            1,070,442          .19            1,058,065  per unit

*  AVERAGE COST.
** THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER THE DIRECTION OF THE BOARD OF DIRECTORS.


Subject to certain limitations, the fund has commitments to invest in the limited partnership listed below:

                                                      Portion of Committed
Issuer                                                 Amounts Uninvested
-------------------------------------------------------------------------------

Galen Partners II, L.P. (Units)                            $147,724

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF FINANCIAL FUTURES
June 30, 1999 (Unaudited)

                                                         Market Value                          Unrealized
                                                          Covered                             Appreciation
                                            Contracts   by Contracts ($)    Expiration         at 6/30/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                       107         36,960,475          September '99      919,785

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999 (Unaudited)

                                                        Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,995,680,166  2,661,487,785

Receivable for investment securities sold                            70,180,063

Dividends receivable                                                  1,653,518

Receivable for futures variation margin--Note 4(a)                      668,750

Receivable for shares of Capital Stock subscribed                        12,968

Prepaid expenses                                                        110,344

                                                                  2,734,113,428
------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,565,168

Cash overdraft due to Custodian                                      13,770,543

Payable for investment securities purchased                          40,736,002

Payable for shares of Capital Stock redeemed                         22,415,530

Accrued expenses                                                        429,954

                                                                     78,917,197
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,655,196,231
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,914,042,013

Accumulated undistributed investment income--net                        152,336

Accumulated net realized gain (loss) on investments                  74,274,478

Accumulated net unrealized appreciation (depreciation)
   on investments (including $919,785 net unrealized
   appreciation on financial futures)--Note 4(b)                    666,727,404
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,655,196,231
------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Capital Stock authorized)       216,832,186

NET ASSET VALUE, offering and redemption price per share ($)              12.25

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Fund 13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999 (Unaudited)


-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Cash dividends (net of $144,218 foreign taxes withheld at source)   14,762,392

Interest                                                               213,504

TOTAL INCOME                                                        14,975,896

EXPENSES:

Management fee--Note 3(a)                                            8,246,705

Shareholder servicing costs--Note 3(a)                                 717,995

Prospectus and shareholders' reports                                   109,121

Custodian fees--Note 3(a)                                               79,408

Professional fees                                                       78,064

Directors' fees and expenses--Note 3(b)                                 42,824

Interest expense--Note 2                                                31,946

Registration fees                                                       30,184

Loan commitment fees--Note 2                                             5,922

Miscellaneous                                                           54,343

TOTAL EXPENSES                                                       9,396,512

INVESTMENT INCOME--NET                                               5,579,384
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign
    currency transactions                                           78,137,430



Net unrealized appreciation (depreciation)
   on investments (including $919,785 net
   unrealized appreciation on financial futures)                   178,368,914

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             256,506,344

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               262,085,728

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended
                                               June 30, 1999          Year Ended
                                                 (Unaudited)   December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             5,579,384       21,005,290

Net realized gain (loss) on investments           78,137,430      124,164,624

Net unrealized appreciation (depreciation)
   on investments                                178,368,914      266,811,455

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     262,085,728      411,981,369
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (6,418,105)     (24,854,366)

Net realized gain on investments                 (96,343,601)              --

TOTAL DIVIDENDS                                 (102,761,706)     (24,854,366)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                    349,876,429      823,497,590

Dividends reinvested                              87,004,670       20,687,231

Cost of shares redeemed                         (527,653,749)  (1,272,738,782)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                    (90,772,650)    (428,553,961)

TOTAL INCREASE (DECREASE) IN NET ASSETS           68,551,372      (41,426,958)
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            2,586,644,859    2,628,071,817

END OF PERIOD                                  2,655,196,231    2,586,644,859

Undistributed investment income--net                 152,336          991,057
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       28,992,777       78,078,825

Shares issued for dividends reinvested             7,106,249        1,921,698

Shares redeemed                                  (43,810,658)    (120,120,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (7,711,632)     (40,119,681)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                             Six Months
                                                  Ended
                                                June 30,
                                                   1999                           Year Ended December 31,
                                                             -----------------------------------------------------------------
                                                (Unaudited)  1998          1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                            11.52      9.93         10.82          10.42         11.93         13.10

Investment Operations:

Investment income--net                              .03(a)    .10           .10            .08           .22           .21

Net realized and unrealized
   gain (loss) on investments                      1.19      1.60          1.01           1.57          2.57          (.76)

Total from Investment Operations                   1.22      1.70          1.11           1.65          2.79          (.55)

Distributions:

Dividends from investment
   income--net                                     (.03)     (.11)         (.08)          (.09)         (.22)         (.22)

Dividends from net realized gain
   on investments                                  (.46)       --         (1.78)         (1.16)        (4.08)         (.40)

Dividends in excess of net realized
   gain on investments                               --        --          (.14)            --            --            --

Total Distributions                                (.49)     (.11)        (2.00)         (1.25)        (4.30)         (.62)

Net asset value, end of period                    12.25     11.52          9.93          10.82         10.42         11.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  10.56(b)  17.15         10.75          15.85         23.77         (4.26)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .36(b)    .73           .71            .73           .74           .74

Ratio of net investment income
   to average net assets                            .21(b)    .82           .85            .70          1.56          1.63

Portfolio Turnover Rate                           34.14(b) 109.61        201.10         220.92        269.26         27.70
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                2,655,196  2,586,645    2,628,072      2,698,767     2,653,539     2,445,300

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                                   The Fund 17

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended June 30, 1999 was approximately $1,228,000 with a related weighted average annualized interest rate of 5.18%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 1999.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $489,764 pursuant to the transfer agency agreement.

The  fund  compensates  Mellon under a custody agreement for providing custodial
services   for   the   fund.   During   the   period   ended   June

                                                                  The Fund 19

30,  1999,  the  fund  was  charged  $79,408  pursuant to the custody agreement

(B) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended June 30, 1999, amounted to $882,189,190 and $1,071,200,700, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 1999 are set forth in the Statement of Financial Futures.

(B) At June 30, 1999, accumulated net unrealized appreciation on investments and financial futures was $666,727,404, consisting of $682,813,416 gross unrealized appreciation and $16,086,012 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                           For More Information

                        The Dreyfus Fund
                        Incorporated
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  026SA996